Section 906 Certifications

I, Charles E. Porter, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 29, 2009

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: September 29, 2009

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer

Attachment A
N-CSR
July 31, 2009

Putnam Premier Income Trust
Putnam Research Fund
Putnam Investors Fund
Putnam Voyager Fund
Putnam Vista Fund
Putnam Tax Free High Yield Fund
Putnam AMT-Free Insured Municipal Fund
Putnam Growth Opportunities Fund
The George Putnam Fund of Boston

Putnam RetirementReady – Funds

Putnam RetirementReady --2050
Putnam RetirementReady – 2045
Putnam RetirementReady --2040
Putnam RetirementReady – 2035
Putnam RetirementReady – 2030
Putnam RetirementReady – 2025
Putnam RetirementReady --2020
Putnam RetirementReady – 2015
Putnam RetirementReady – 2010
Putnam RetirementReady --Maturity Fund